UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05021

BNY Mellon Short-Intermediate Municipal Bond Fund
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	03/31
Date of reporting period:	03/31/20

FORM N-CSR

Item 1.             Reports to Stockholders.

BNY Mellon Short-Intermediate Municipal Bond Fund

ANNUAL REPORT March 31, 2020

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Short-Intermediate Municipal Bond Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Short-Intermediate Municipal Bond Fund (formerly Dreyfus Short-Intermediate Municipal Bond Fund), covering the 12-month period from April 1, 2019 through March 31, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Early in the reporting period, equity markets benefited from the U.S. Federal Reserve’s (the “Fed”) more accommodative stance on interest rate cuts. Trade tensions between the U.S. and China emerged at times, disrupting markets, but the pace of the U.S. economy remained steady, and stocks rose in mid-2019. Volatility subsequently returned, when investors grew more concerned about the state of the global economy. However, stocks eventually rebounded, rallying through the end of the calendar year due to supportive interest rate cuts and the announcement of a trade deal between the U.S. and China. Early in 2020, concerns about the coronavirus roiled markets, compounded by an oil price war between Saudi Arabia and Russia. By the end of the reporting period, stocks had posted significant declines.

Fixed-income markets benefited from Fed interest rate cuts and from investor concerns about an economic slowdown. Responding to global economic concerns, the Fed reduced rates in July, September and October 2019. This brought the cumulative reduction in the federal funds rate during the period to 75 basis points. As stocks subsequently rallied, Treasury bonds declined and rates across much of the yield curve rose until early in 2020, when the potential threat posed by COVID-19 began to emerge. This caused rates on the intermediate- and long-dated portions of the Treasury curve to fall during the first quarter of 2020. March 2020 saw significant volatility, when the Fed responded to increasing concerns about COVID-19 with two emergency rate cuts, bringing the federal funds rate to near zero.

We believe the near-term outlook for the U.S. will be challenging, as the country curbs the spread of COVID-19. However, we are confident that once the economic effects have been mitigated, the economy will rebound. As always, we will monitor relevant data for any signs of a change. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
April 15, 2020

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from April 1, 2019 through March 31, 2020, as provided by Thomas Casey and Jeffrey Burger, Primary Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended March 31, 2020, BNY Mellon Short-Intermediate Municipal Bond Fund’s (formerly Dreyfus Short-Intermediate Municipal Bond Fund) Class A shares produced a total return of 1.29%, Class D shares returned 1.44%, Class I shares returned 1.54% and Class Y shares returned 1.64%.1 In comparison, the fund’s benchmark, the Bloomberg Barclays Municipal Bond: 3 Year Index (2-4) (the “Index”), which is not subject to fees and expenses like a mutual fund, produced a total return of 1.93% for the same period.2

Municipal bonds experienced moderate performance during the reporting period amid robust demand, steady economic fundamentals, declining interest rates and the Covid-19 crisis. The fund underperformed the Index, largely due to unfavorable asset allocation.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. To pursue its goal, the fund normally invests substantially all of its net assets in municipal bonds that provide income exempt from federal personal income tax. The fund invests only in municipal bonds rated investment grade or the unrated equivalent as determined by BNY Mellon Investment Adviser, Inc. at the time of purchase. The fund invests primarily in municipal bonds with remaining maturities of five years or less and generally maintains a dollar-weighted average portfolio maturity of two to three years.

The portfolio managers focus on identifying undervalued sectors and securities and minimizing the use of interest-rate forecasting. The portfolio managers select municipal bonds by using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market. They also actively trade among various sectors, such as pre-refunded, general obligation and revenue, based on their apparent relative values. The fund seeks to invest in several of these sectors.

Covid-19 Concerns and Supply-Demand Factors Drove Municipal Bonds

Through most of the reporting period, the municipal bond market benefited from strong demand resulting from concerns about economic momentum. Demand was driven especially by investors in states with high income-tax rates. These investors moved into municipal bonds as a way to reduce their federal income taxes, which rose as a result of the cap on the federal deductibility of state and local taxes in the Tax Cuts and Jobs Act of 2017.

Actions by the Federal Reserve (the “Fed”) midway through the period, including three rate cuts, also helped performance in the municipal bond market. This contributed to a decline in yields across the municipal bond yield curve, though investors largely favored longer-term issues, causing the municipal bond yield curve to flatten.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Supply increased somewhat during the reporting period, as low interest rates led issuers to seek to capture favorable financing. New issuance may have been inhibited by the absence of advance refunding, which was eliminated by the Tax Cuts and Jobs Act of 2017.

The municipal bond market continued to perform well early in 2020 until the emergence of the Covid-19 crisis, which resulted in turmoil and hindered returns, particularly in March. A conflict between Russia and Saudi Arabia over oil prices also contributed to economic deterioration and uncertainty, leading to a flight to quality.

Actions by the Fed, including two emergency rate cuts in March 2020, provided some support to the municipal bond market, but technical supply and demand factors became the predominant driver. Though the municipal bond market often benefits from economic uncertainty, in this environment that was not the case. Fears of widespread economic damage due to the Covid-19 caused investors to shift out of the municipal bond market, resulting in large outflows from municipal bond mutual funds. In a normal market, broker-dealers would step in to buy municipal bonds. But a decline in the municipal bond market, combined with a rally in the Treasury market, prevented them from hedging their municipal bond purchases by shorting Treasuries, as they normally do.

In addition, the municipal bond market was hurt by the inability of large investors to capitalize on the volatility. As municipal bond yields rose, insurance companies and other large investors were expected to step in, but since there was also a lack of liquidity in corporate bonds, which normally would have financed their municipal bond purchases, these investors were hindered in their ability to act. As a result, the municipal market yield spreads rose significantly, weakening performance.

Despite the market turmoil, fundamentals in the municipal bond market generally remained healthy during the reporting period. Steady but slower economic growth through most of the period supported tax revenues, fiscal balances and “rainy day” funds.

Asset Allocation Hindered Results

The fund’s performance was hindered primarily by an overweight to the revenue bond segment, which was hurt by the flight to quality that occurred in the last two weeks of the reporting period. Positions in the hospital and airport sectors and other economically sensitive sectors were particularly detrimental. Security selection was also a minor detractor from returns.

On a more positive note, the fund’s longer duration versus the Index contributed positively over the reporting period. These securities benefited from declines in interest rates that occurred through much of 2019. In addition, an overweight to lower quality issues provided a positive contribution from the higher yields offered by these securities. The fund did not make use of derivatives during the reporting period.

Cautiously Optimistic

Despite the recent turmoil, we continue to be positive about the municipal bond market. The performance of the market since the end of the reporting period has been positive, and the Fed has announced programs to support the market, including direct lending to municipalities. Moreover, the short and intermediate municipal bond market now offers attractive values relative to other portions of the municipal bond market and other fixed-

income asset classes. Retail inflows to municipal bond mutual funds have also turned positive since the reporting period ended.

April 15, 2020

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares. Class D, I and Y shares are not subject to any initial or deferred sales charge. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are taxable. Return figures provided reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect until August 1, 2020, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the fund’s returns would have been lower. Past performance is no guarantee of future results.

2 Source: Lipper Inc. — The Bloomberg Barclays Municipal Bond: 3 Year Index (2-4) covers the U.S.-dollar-denominated, 2-4 year, tax-exempt bond market. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class D shares and Class I shares of BNY Mellon Short-Intermediate Municipal Bond Fund with a hypothetical investment of $10,000 in the Bloomberg Barclays Municipal Bond: 3 Year Index (2-4) (the “Index”)

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in Class A, Class D and Class I shares of BNY Mellon Short-Intermediate Municipal Bond Fund on 3/31/10 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses of the applicable classes. The Index covers the U.S. dollar denominated 2-4 year tax-exempt bond market. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Short-Intermediate Municipal Bond Fund with a hypothetical investment of $1,000,000 in the Bloomberg Barclays Municipal Bond: 3 Year Index (2-4) (the “Index”)

†  Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class D shares for the period prior to 7/1/13 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical $1,000,000 investment made in Class Y shares of BNY Mellon Short-Intermediate Municipal Bond Fund on 3/31/10 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the graph above takes into account all applicable fees and expenses of the fund’s Class Y shares. The Index covers the U.S. dollar denominated 2-4 year tax-exempt bond market. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 3/31/20
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (2.5%)	8/3/09	-1.23%	0.35%	0.88%
without sales charge	8/3/09	1.29%	0.86%	1.14%
Class D shares	4/30/87	1.44%	1.01%	1.29%
Class I shares	12/15/08	1.54%	1.10%	1.39%
Class Y shares	7/1/13	1.64%	1.07%	1.34%†
Bloomberg Barclays Municipal Bond: 3 Year Index (2-4)		1.93%	1.49%	1.72%

† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class D shares for the period prior to 7/1/13 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund's performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund's performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Short-Intermediate Municipal Bond Fund from October 1, 2019 to March 31, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended March 31, 2020

	Class A	Class D	Class I	Class Y
Expense paid per $1,000†	$3.20	$2.45	$1.95	$1.95
Ending value (after expenses)	$1,000.00	$1,000.70	$1,001.20	$1,002.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended March 31, 2020

	Class A	Class D	Class I	Class Y
Expense paid per $1,000†	$3.23	$2.48	$1.97	$1.97
Ending value (after expenses)	$1,021.80	$1,022.55	$1,023.05	$1,023.05

†Expenses are equal to the fund’s annualized expense ratio of .64% for Class A, .49% for Class D, .39% for Class I and .39% for Class Y, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

March 31, 2020

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 97.1%
Alabama - 1.2%
Auburn University, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2024	1,200,000	1,375,188
Jefferson County, GO, Refunding, Ser. A	5.00	4/1/2022	1,800,000	1,929,384
				3,304,572
Arizona - 2.9%
Arizona, COP, Refunding, Ser. A	5.00	10/1/2025	5,000,000	5,929,750
Maricopa County Unified School District No. 4, GO, Ser. A	5.00	7/1/2025	1,840,000	2,188,496
				8,118,246
California - 4.3%
California, GO, Refunding	5.00	4/1/2025	1,000,000	1,181,660
California, GO, Refunding	5.00	4/1/2024	1,500,000	1,721,460
California Infrastructure & Economic Development Bank, Revenue Bonds, Refunding (California Academy of Sciences Project) Ser. B, 1 Month LIBOR x .7 +.38%	1.04	8/1/2021	2,280,000	[a] 2,282,143
California Pollution Control Financing Authority, Revenue Bonds (Waste Management Project) Ser. A	2.50	5/1/2024	2,625,000	2,624,974
Golden Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. A1	5.00	6/1/2021	2,700,000	2,796,579
Port of Los Angeles, Revenue Bonds, Refunding, Ser. A	5.00	8/1/2021	1,400,000	1,471,708
				12,078,524
Colorado - 2.1%
Colorado Health Facilities Authority, Revenue Bonds, Refunding (Sisters of Charity of Leavenworth Health System Obligated Group) Ser. A	5.00	1/1/2024	2,145,000	2,417,372
Denver City & County Airport System, Revenue Bonds, Refunding, Ser. A	5.00	11/15/2022	3,000,000	3,255,300
Vauxmont Metropolitan District, GO, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	12/15/2024	130,000	147,687
				5,820,359

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 97.1% (continued)
Connecticut - 1.2%
Connecticut, Revenue Bonds, Refunding, Ser. B	5.00	9/1/2021	2,000,000	2,098,400
New Haven, GO (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	8/1/2024	1,140,000	1,267,954
				3,366,354
District of Columbia - 2.2%
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding	5.00	10/1/2022	4,635,000	5,008,535
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2022	1,200,000	1,296,708
				6,305,243
Florida - 6.1%
Central Florida Expressway Authority, Revenue Bonds, Refunding	5.00	7/1/2022	1,750,000	1,896,142
Citizens Property Insurance Corp., Revenue Bonds, Ser. A1	5.00	6/1/2020	1,450,000	1,458,946
Gainesville Utilities System, Revenue Bonds, Ser. A	5.00	10/1/2022	1,250,000	1,363,575
Hillsborough County Solid Waste & Resource Recovery, Revenue Bonds, Refunding, Ser. A	5.00	9/1/2021	1,240,000	1,305,137
Jacksonville, Revenue Bonds, Refunding (Better Jacksonville)	5.00	10/1/2024	3,000,000	3,263,310
Lee County Solid Waste System, Revenue Bonds, Refunding	5.00	10/1/2021	3,150,000	3,301,105
Miami-Dade County Aviation, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2020	3,100,000	3,146,407
Palm Beach County Health Facilities Authority, Revenue Bonds, Refunding (ACTS Retirement-Life Communities Obligated Group)	5.00	11/15/2021	1,500,000	1,528,890
				17,263,512
Georgia - 2.4%
Clarke County Hospital Authority, Revenue Bonds, Refunding (Piedmont Healthcare Project) Ser. A	5.00	7/1/2021	2,000,000	2,094,540
Clarke County Hospital Authority, Revenue Bonds, Refunding (Piedmont Healthcare Project) Ser. A	5.00	7/1/2020	1,800,000	1,816,920
Georgia Municipal Electric Authority, Revenue Bonds, Refunding (Project One) Ser. A	4.00	1/1/2021	2,000,000	2,019,920

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 97.1% (continued)
Georgia - 2.4% (continued)
Savannah Economic Development Authority, Revenue Bonds, Refunding (International Paper Co.)	1.90	8/1/2024	1,000,000	988,070
				6,919,450
Illinois - 10.6%
Chicago Board of Education, GO, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	12/1/2023	1,000,000	1,107,670
Chicago II Waterworks, Revenue Bonds, Refunding	5.00	11/1/2020	1,000,000	1,019,910
Chicago II Waterworks, Revenue Bonds, Refunding, Ser. 2017-2	5.00	11/1/2021	1,315,000	1,385,760
Chicago II Waterworks, Revenue Bonds, Refunding, Ser. 2017-2	5.00	11/1/2022	1,200,000	1,297,524
Chicago Metropolitan Water Reclamation District, GO, Refunding, Ser. A	5.00	12/1/2020	1,850,000	1,896,065
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2021	1,795,000	1,844,865
Chicago Park District, GO, Refunding, Ser. B	5.00	1/1/2025	1,000,000	1,081,540
Illinois Finance Authority, Revenue Bonds, Refunding (OFS Healthcare System Obligated Group) Ser. A	5.00	11/15/2020	2,405,000	2,446,438
Illinois Finance Authority, Revenue Bonds, Refunding (The University of Chicago) Ser. A	5.00	10/1/2020	1,200,000	1,222,776
Illinois Finance Authority, Revenue Bonds, Refunding (The University of Chicago) Ser. A	5.00	10/1/2020	2,590,000	2,639,158
Illinois Toll Highway Authority, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2025	1,500,000	1,723,050
Northern Illinois Municipal Power Agency, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2021	4,800,000	5,091,312
Northern Illinois Municipal Power Agency, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2020	1,000,000	1,024,360
Railsplitter Tobacco Settlement Authority, Revenue Bonds	5.00	6/1/2022	3,220,000	3,451,357
Sales Tax Securitization Corp., Revenue Bonds, Refunding, Ser. A	5.00	1/1/2025	1,000,000	1,102,310
University of Illinois, Revenue Bonds, Refunding, Ser. C	5.00	4/1/2025	1,470,000	1,540,972
				29,875,067

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 97.1% (continued)
Indiana - 6.7%
Indiana Finance Authority, Revenue Bonds (Green Bond) Ser. E	5.00	2/1/2024	1,025,000	1,171,493
Indiana Finance Authority, Revenue Bonds, Refunding (Indianapolis Power & Light Co.) Ser. A	3.13	12/1/2024	3,000,000	3,198,960
Indiana Finance Authority, Revenue Bonds, Refunding (Parkview Health System Obligated Group) Ser. A	5.00	11/1/2021	1,000,000	1,059,960
Indiana Finance Authority, Revenue Bonds, Refunding (Parkview Health System Obligated Group) Ser. A	5.00	11/1/2022	1,135,000	1,244,437
Indiana Health Facility Financing Authority, Revenue Bonds (Ascension Health Credit) Ser. A	4.00	10/1/2024	865,000	925,662
Indiana Health Facility Financing Authority, Revenue Bonds (Ascension Health Credit) Ser. A	4.00	11/1/2024	800,000	857,008
Indiana Health Facility Financing Authority, Revenue Bonds (Ascension Health Credit) Ser. A	4.00	11/1/2025	1,295,000	1,404,026
Indianapolis Local Public Improvement Bond Bank, Revenue Bonds, Refunding (Indianapolis Airport Authority Project) Ser. A1	5.00	1/1/2021	3,870,000	3,979,598
Whiting, Revenue Bonds (BP Products North America)	5.00	11/1/2022	5,000,000	5,232,450
				19,073,594
Louisiana - 1.6%
East Baton Rouge Sewerage Commission, Revenue Bonds, Refunding, Ser. B	5.00	2/1/2025	1,000,000	1,173,410
Louisiana Offshore Terminal Authority, Revenue Bonds, Refunding (Loop LLC Project)	1.65	12/1/2023	2,500,000	2,526,425
Parish of St. John the Baptist, Revenue Bonds, Refunding (Marathon Oil Corp.)	2.10	7/1/2024	1,000,000	859,020
				4,558,855
Maine - .4%
Maine Finance Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A1	5.00	12/1/2024	1,000,000	1,137,150

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 97.1% (continued)
Maryland - 2.1%
Baltimore, Revenue Bonds, Refunding (Convention Center Hotel Project)	5.00	9/1/2021	1,000,000	1,012,990
Maryland Health & Higher Educational Facilities Authority, Revenue Bonds, Refunding (University of Maryland Medical System Obligated Group) Ser. B	5.00	7/1/2022	1,600,000	1,735,472
Maryland Transportation Authority, Revenue Bonds	5.00	6/1/2023	2,990,000	3,267,143
				6,015,605
Massachusetts - 2.3%
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2021	750,000	785,070
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2020	450,000	453,767
Massachusetts Port Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2022	2,770,000	2,987,833
Massachusetts Transportation Trust Fund Metropolitan Highway System, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2025	1,950,000	2,291,523
				6,518,193
Michigan - 2.1%
Michigan Finance Authority, Revenue Bonds, Refunding (Henry Ford Health System Obligated Group)	5.00	11/15/2021	1,125,000	1,191,476
Michigan Finance Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. D1	5.00	7/1/2020	1,000,000	1,009,610
Michigan Strategic Fund, Revenue Bonds (I-75 Improvement Project)	5.00	6/30/2024	2,000,000	2,255,840
Saginaw Hospital Finance Authority, Revenue Bonds, Refunding (Covenant Healthcare System Obligated Group)	5.00	7/1/2025	625,000	696,862
Saginaw Hospital Finance Authority, Revenue Bonds, Refunding (Covenant Healthcare System Obligated Group)	5.00	7/1/2024	715,000	784,712
				5,938,500

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 97.1% (continued)
Minnesota - .5%
Minneapolis-St. Paul Metropolitan Airports Commission, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2025	150,000	172,898
Minneapolis-St. Paul Metropolitan Airports Commission, Revenue Bonds, Refunding, Ser. C	5.00	1/1/2025	1,000,000	1,151,160
				1,324,058
Missouri - 1.8%
Missouri Development Finance Board, Revenue Bonds, Refunding (Branson Landing Project) Ser. A	5.00	6/1/2020	3,960,000	3,984,750
The Missouri Health & Educational Facilities Authority, Revenue Bonds, Refunding (St. Luke's Health System Obligated Group)	5.00	11/15/2020	1,070,000	1,094,803
				5,079,553
Nebraska - 1.1%
University of Nebraska Facilities Corp., Revenue Bonds, Ser. A	5.00	2/15/2024	2,670,000	3,044,441
Nevada - 2.3%
Clark County, GO, Refunding, Ser. A	5.00	11/1/2021	1,600,000	1,698,016
Clark County School District, GO, Refunding, Ser. C	5.00	6/15/2022	1,050,000	1,127,437
Clark County School District, GO, Refunding, Ser. D	5.00	6/15/2021	3,500,000	3,655,715
				6,481,168
New Jersey - 6.3%
New Jersey Economic Development Authority, Revenue Bonds, Refunding, Ser. XX	5.00	6/15/2021	1,300,000	1,336,036
New Jersey Economic Development Authority, Revenue Bonds, Refunding, Ser. XX	5.00	6/15/2020	1,275,000	1,280,967
New Jersey Educational Facilities Authority, Revenue Bonds, Refunding (Stockton University) Ser. A	5.00	7/1/2021	2,190,000	2,284,586
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Refunding (AHS Hospital Corp.)	5.00	7/1/2020	2,000,000	2,018,760
New Jersey Higher Education Student Assistance Authority, Revenue Bonds, Refunding, Ser. B	5.00	12/1/2021	2,430,000	2,567,125
New Jersey Higher Education Student Assistance Authority, Revenue Bonds, Ser. 2015-1A	5.00	12/1/2020	3,000,000	3,068,850

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 97.1% (continued)
New Jersey - 6.3% (continued)
New Jersey Housing & Mortgage Finance Agency, Revenue Bonds, Refunding, Ser. D	4.00	4/1/2021	1,410,000	1,440,667
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2024	2,500,000	2,706,125
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2023	1,040,000	1,107,808
				17,810,924
New York - 5.5%
Metropolitan Transportation Authority, Revenue Bonds, Refunding, Ser. F	5.00	11/15/2021	1,000,000	1,036,340
Metropolitan Transportation Authority, Revenue Bonds, Ser. A1	5.00	2/1/2023	2,500,000	2,646,200
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. C	5.00	3/15/2023	3,425,000	3,795,379
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. D	5.00	2/15/2025	1,500,000	1,759,815
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 195th	5.00	10/1/2021	2,500,000	2,639,025
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 202nd	5.00	10/15/2021	2,000,000	2,114,060
TSASC, Revenue Bonds, Refunding, Ser. B	5.00	6/1/2020	1,500,000	1,506,000
				15,496,819
Ohio - 3.6%
Cincinnati Water System, Revenue Bonds, Refunding, Ser. B	5.00	12/1/2024	1,020,000	1,197,725
Franklin County, Revenue Bonds, Refunding (OhioHealth Obligated Group)	5.00	5/15/2021	1,275,000	1,329,277
Ohio, Revenue Bonds, Ser. 2019-1	5.00	12/15/2024	1,500,000	1,756,650
Sycamore Community City School District, GO, Refunding	4.00	12/1/2025	2,845,000	3,242,646
Sycamore Community City School District, GO, Refunding	4.00	12/1/2024	2,415,000	2,699,632
				10,225,930
Oklahoma - .3%
Oklahoma Development Finance Authority, Revenue Bonds (Gilcrease Developers LLC)	1.63	7/6/2023	1,000,000	967,400

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 97.1% (continued)
Pennsylvania - 8.6%
Allegheny County Hospital Development Authority, Revenue Bonds, Refunding (Allegheny Health Network Obligated Group) Ser. A	5.00	4/1/2024	2,000,000		2,280,160
Commonwealth Financing Authority, Revenue Bonds	5.00	6/1/2023	1,000,000		1,097,540
Delaware River Joint Toll Bridge Commission, Revenue Bonds, Ser. A	5.00	7/1/2025	1,000,000		1,192,760
Delaware Valley Regional Finance Authority, Revenue Bonds, Ser. B, 1 Month MUNIPSA +.42%	5.13	9/1/2022	5,000,000	[a]	4,953,950
Montgomery County Higher Education & Health Authority, Revenue Bonds, Refunding (Thomas Jefferson University Obligated Group) Ser. C, 6 Month MUNIPSA +.72%	5.43	9/1/2023	2,000,000	[a]	2,000,020
Pennsylvania Economic Development Financing Authority, Revenue Bonds (Waste Management Project Obligated Group)	2.15	7/1/2024	2,500,000		2,415,800
Pennsylvania Economic Development Financing Authority, Revenue Bonds, Refunding (University of Pittsburgh Medical Center Obligated Group) Ser. A	5.00	2/1/2022	1,665,000		1,783,282
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.25	7/15/2028	185,000		242,739
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding, Ser. B	5.00	6/1/2021	2,135,000		2,227,445
Philadelphia, GO, Refunding, Ser. A	5.00	8/1/2024	2,000,000		2,310,260
Philadelphia Gas Works, Revenue Bonds, Refunding	5.00	10/1/2021	1,200,000		1,266,912
Southcentral Pennsylvania General Authority, Revenue Bonds, Refunding (WellSpan Health Obligated Group)	5.00	6/1/2022	1,000,000		1,080,530
Southeastern Pennsylvania Transportation Authority, Revenue Bonds, Refunding	5.00	3/1/2021	1,350,000		1,397,857
				24,249,255

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 97.1% (continued)
Rhode Island - 1.5%
Rhode Island Health & Educational Building Corp., Revenue Bonds, Refunding (Lifespan Obligation Group)	5.00	5/15/2021	2,250,000	2,331,585
Rhode Island Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2020	2,020,000	2,026,626
				4,358,211
Tennessee - 1.8%
Tennessee Energy Acquisition Corp., Revenue Bonds, Ser. A	5.25	9/1/2021	2,000,000	2,062,840
Tennessee Energy Acquisition Corp., Revenue Bonds, Ser. C	5.00	2/1/2021	2,905,000	2,958,917
				5,021,757
Texas - 12.7%
Brazos Higher Education Authority, Revenue Bonds, Ser. 1A	5.00	4/1/2025	685,000	786,140
Brazos Higher Education Authority, Revenue Bonds, Ser. 1A	5.00	4/1/2024	600,000	673,344
Central Texas Regional Mobility Authority, Revenue Bonds, Refunding	5.00	1/1/2021	1,000,000	1,027,630
Clifton Higher Education Finance Corp., Revenue Bonds, Refunding (IDEA Public Schools) (Insured; Permanent School Fund Guarantee Program)	4.00	8/15/2022	1,600,000	1,704,896
Dallas Love Field, Revenue Bonds	5.00	11/1/2020	1,000,000	1,022,030
Denton Utility System, Revenue Bonds	5.00	12/1/2021	1,250,000	1,330,350
Grand Parkway Transportation Corp., BAN	5.00	2/1/2023	5,000,000	5,434,550
Houston, GO, Refunding, Ser. A	5.00	3/1/2022	1,500,000	1,610,175
Houston Combined Utility System, Revenue Bonds, Refunding, Ser. A, 1 Month MUNIPSA +.90%	5.61	5/1/2020	5,000,000	[a] 5,001,150
Houston Hotel Occupancy, Revenue Bonds, Refunding, Ser. A	5.00	9/1/2020	1,000,000	1,015,500
Lower Colorado River Authority, Revenue Bonds, Refunding (LCRA Transmission Services Corp.) Ser. A	5.00	5/15/2024	1,040,000	1,191,206
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2022	2,910,000	3,101,100
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2021	1,000,000	1,028,470

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 97.1% (continued)
Texas - 12.7% (continued)
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2025	2,500,000	2,911,450
Pflugerville Independent School District, GO (Insured; Permanent School Fund Guarantee Program) Ser. B	2.50	8/15/2023	3,500,000	3,611,475
Texas, GO	5.00	8/1/2021	4,115,000	4,319,063
				35,768,529
Utah - .8%
Salt Lake City Airport, Revenue Bonds, Ser. A	5.00	7/1/2022	2,000,000	2,130,200
Virginia - .8%
Fairfax County Industrial Development Authority, Revenue Bonds, Refunding (Inova Health System Project) Ser. A	5.00	5/15/2021	1,000,000	1,043,150
Roanoke Economic Development Authority, Revenue Bonds, Refunding (Carilion Clinic Obligated Group)	5.00	7/1/2024	1,000,000	1,155,000
				2,198,150
Washington - 1.2%
Port of Seattle, Revenue Bonds	5.00	4/1/2024	2,000,000	2,256,020
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (CommonSpirit Health Obligated Group) Ser. B1	5.00	8/1/2024	1,040,000	1,169,230
				3,425,250
Wisconsin - .1%
Wisconsin Department of Transportation, Revenue Bonds, Refunding, Ser. 1	5.00	7/1/2024	330,000	358,096
Total Long-Term Municipal Investments (cost $273,814,399)			274,232,965

Short-Term Municipal Investments - 1.8%
Texas - 1.8%
Texas, TRAN (cost $5,039,193)	4.00	8/27/2020	5,000,000	5,056,800
Total Investments (cost $278,853,592)			98.9%	279,289,765
Cash and Receivables (Net)			1.1%	3,189,140
Net Assets			100.0%	282,478,905

a Variable rate security—rate shown is the interest rate in effect at period end.

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Transportation	15.3
General	13.3
Medical	12.9
Airport	7.9
General Obligation	6.7
Development	6.7
School District	6.3
Education	6.1
Tobacco Settlement	5.2
Power	3.8
Water	2.9
Student Loan	2.9
Utilities	2.7
Facilities	2.1
Pollution	1.6
Bond Bank	1.4
Nursing Homes	.6
Single Family Housing	.5
98.9

† Based on net assets.

See notes to financial statements.

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
EFFE	Effective Federal Funds Rate	EURIBOR	Euro Interbank Offered Rate
FCPR	Farm Credit Prime Rate	FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association	GO	General Obligation
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LIBOR	London Interbank Offered Rate	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	NAN	Note Anticipation Notes
MERLOTS	Municipal Exempt Receipts Liquidity Option Tender	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	MUNIPSA	Securities Industry and Financial Markets Association Municipal Swap Index Yield
PCR	Pollution Control Revenue	P-FLOATS	Puttable Floating Option Tax-Exempt Receipts
PILOT	Payment in Lieu of Taxes	PRIME	Prime Lending Rate
PUTTERS	Puttable Tax-Exempt Receipts	OBFR	Overnight Bank Funding Rate
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Options Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SOFR	Secured Overnight Financing Rate	SONYMA	State of New York Mortgage Agency
SPEARS	Short Puttable Exempt Adjustable Receipts	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2020

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	278,853,592	279,289,765
Cash		920,957
Interest receivable		3,806,666
Receivable for investment securities sold		1,169,040
Receivable for shares of Beneficial Interest subscribed		336,716
Prepaid expenses		28,628
		285,551,772
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		94,616
Payable for investment securities purchased		2,758,073
Payable for shares of Beneficial Interest redeemed		143,162
Other accrued expenses		77,016
		3,072,867
Net Assets ($)		282,478,905
Composition of Net Assets ($):
Paid-in capital		283,108,633
Total distributable earnings (loss)		(629,728)
Net Assets ($)		282,478,905

Net Asset Value Per Share	Class A	Class D	Class I	Class Y
Net Assets ($)	30,086,886	182,712,549	69,663,823	15,647
Shares Outstanding	2,330,000	14,152,869	5,394,747	1,215
Net Asset Value Per Share ($)	12.91	12.91	12.91	12.88

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended March 31, 2020

Investment Income ($):
Interest Income	5,279,341
Expenses:
Management fee—Note 3(a)	828,097
Shareholder servicing costs—Note 3(c)	199,209
Service plan fees—Note 3(b)	188,276
Professional fees	94,095
Registration fees	71,616
Prospectus and shareholders’ reports	16,643
Trustees’ fees and expenses—Note 3(d)	15,570
Chief Compliance Officer fees—Note 3(c)	12,689
Custodian fees—Note 3(c)	9,190
Loan commitment fees—Note 2	1,460
Miscellaneous	35,088
Total Expenses	1,471,933
Less—reduction in expenses due to undertaking—Note 3(a)	(152,780)
Less—reduction in fees due to earnings credits—Note 3(c)	(9,190)
Net Expenses	1,309,963
Investment Income—Net	3,969,378
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	313,233
Net change in unrealized appreciation (depreciation) on investments	(441,957)
Net Realized and Unrealized Gain (Loss) on Investments	(128,724)
Net Increase in Net Assets Resulting from Operations	3,840,654

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31,
	2020	2019
Operations ($):
Investment income—net	3,969,378	4,344,946
Net realized gain (loss) on investments	313,233	(1,247,251)
Net change in unrealized appreciation (depreciation) on investments	(441,957)	3,924,686
Net Increase (Decrease) in Net Assets Resulting from Operations	3,840,654	7,022,381
Distributions ($):
Distributions to shareholders:
Class A	(267,934)	(335,269)
Class D	(2,683,978)	(2,860,155)
Class I	(1,017,465)	(1,174,266)
Class Y	(33)	(260)
Total Distributions	(3,969,410)	(4,369,950)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	17,375,297	14,405,514
Class D	24,519,229	22,274,513
Class I	31,179,895	15,025,093
Class Y	14,875	-
Distributions reinvested:
Class A	242,513	310,258
Class D	2,475,675	2,627,075
Class I	1,015,449	1,153,857
Class Y	17	-
Cost of shares redeemed:
Class A	(6,871,206)	(38,628,800)
Class D	(42,790,505)	(59,040,775)
Class I	(32,562,706)	(50,729,082)
Class Y	-	(32,464)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(5,401,467)	(92,634,811)
Total Increase (Decrease) in Net Assets	(5,530,223)	(89,982,380)
Net Assets ($):
Beginning of Period	288,009,128	377,991,508
End of Period	282,478,905	288,009,128

	Year Ended March 31,
	2020	2019
Capital Share Transactions (Shares):
Class A
Shares sold	1,334,366	1,126,504
Shares issued for distributions reinvested	18,652	24,238
Shares redeemed	(530,220)	(3,022,376)
Net Increase (Decrease) in Shares Outstanding	822,798	(1,871,634)
Class Da
Shares sold	1,885,378	1,740,286
Shares issued for distributions reinvested	190,518	205,210
Shares redeemed	(3,303,982)	(4,617,107)
Net Increase (Decrease) in Shares Outstanding	(1,228,086)	(2,671,611)
Class Ia
Shares sold	2,400,207	1,172,729
Shares issued for distributions reinvested	78,118	90,136
Shares redeemed	(2,509,308)	(3,966,500)
Net Increase (Decrease) in Shares Outstanding	(30,983)	(2,703,635)
Class Y
Shares sold	1,138	-
Shares issued for distributions reinvested	1	-
Shares redeemed	-	(2,551)
Net Increase (Decrease) in Shares Outstanding	1,139	(2,551)

[a]During the period ended March 31, 2020, 30,089 Class D shares representing $389,709 were exchanged for 30,089 Class I shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended March 31,
Class A Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	12.91	12.79	12.92	13.03	13.02
Investment Operations:
Investment income—net[a]	.16	.15	.12	.09	.08
Net realized and unrealized gain (loss) on investments	.01	.12	(.13)	(.10)	.04
Total from Investment Operations	.17	.27	(.01)	(.01)	.12
Distributions:
Dividends from investment income—net	(.17)	(.15)	(.12)	(.09)	(.08)
Dividends from net realized gain on investments	-	-	-	(.01)	(.03)
Total Distributions	(.17)	(.15)	(.12)	(.10)	(.11)
Net asset value, end of period	12.91	12.91	12.79	12.92	13.03
Total Return (%)[b]	1.29	2.16	(.06)	(.05)	.95
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.68	.66	.67	.86	.86
Ratio of net expenses to average net assets	.64	.64	.65	.74	.74
Ratio of net investment income to average net assets	1.27	1.19	.95	.70	.61
Portfolio Turnover Rate	47.12	17.10	13.40	33.17	20.92
Net Assets, end of period ($ x 1,000)	30,087	19,457	43,209	58,714	68,148

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

	Year Ended March 31,
Class D Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	12.91	12.78	12.91	13.03	13.02
Investment Operations:
Investment income—net[a]	.18	.17	.14	.11	.10
Net realized and unrealized gain (loss) on investments	.01	.13	(.13)	(.11)	.04
Total from Investment Operations	.19	.30	.01	-	.14
Distributions:
Dividends from investment income—net	(.19)	(.17)	(.14)	(.11)	(.10)
Dividends from net realized gain on investments	-	-	-	(.01)	(.03)
Total Distributions	(.19)	(.17)	(.14)	(.12)	(.13)
Net asset value, end of period	12.91	12.91	12.78	12.91	13.03
Total Return (%)	1.44	2.40	.08	.02	1.10
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.53	.51	.54	.73	.72
Ratio of net expenses to average net assets	.49	.49	.50	.59	.59
Ratio of net investment income to average net assets	1.43	1.36	1.10	.85	.75
Portfolio Turnover Rate	47.12	17.10	13.40	33.17	20.92
Net Assets, end of period ($ x 1,000)	182,713	198,508	230,789	272,003	307,975

a Based on average shares outstanding.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended March 31,
Class I Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	12.91	12.79	12.92	13.03	13.02
Investment Operations:
Investment income—net[a]	.20	.18	.15	.12	.11
Net realized and unrealized gain (loss) on investments	-	.13	(.13)	(.10)	.04
Total from Investment Operations	.20	.31	.02	.02	.15
Distributions:
Dividends from investment income—net	(.20)	(.19)	(.15)	(.12)	(.11)
Dividends from net realized gain on investments	-	-	-	(.01)	(.03)
Total Distributions	(.20)	(.19)	(.15)	(.13)	(.14)
Net asset value, end of period	12.91	12.91	12.79	12.92	13.03
Total Return (%)	1.54	2.41	.18	.20	1.20
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.49	.43	.46	.63	.64
Ratio of net expenses to average net assets	.39	.39	.40	.49	.49
Ratio of net investment income to average net assets	1.53	1.44	1.20	.96	.85
Portfolio Turnover Rate	47.12	17.10	13.40	33.17	20.92
Net Assets, end of period ($ x 1,000)	69,664	70,043	103,960	157,049	136,235

a Based on average shares outstanding.

See notes to financial statements.

	Year Ended March 31,
Class Y Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	12.87	12.79	12.92	13.03	13.02
Investment Operations:
Investment income—net[a]	.20	.19	.16	.12	.11
Net realized and unrealized gain (loss) on investments	.01	.08	(.14)	(.10)	.04
Total from Investment Operations	.21	.27	.02	.02	.15
Distributions:
Dividends from investment income—net	(.20)	(.19)	(.15)	(.12)	(.11)
Dividends from net realized gain on investments	-	-	-	(.01)	(.03)
Total Distributions	(.20)	(.19)	(.15)	(.13)	(.14)
Net asset value, end of period	12.88	12.87	12.79	12.92	13.03
Total Return (%)	1.64	2.10	.19	.20	1.21
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.99	.65	.54	.71	.65
Ratio of net expenses to average net assets	.39	.39	.40	.49	.49
Ratio of net investment income to average net assets	1.54	1.51	1.20	.95	.85
Portfolio Turnover Rate	47.12	17.10	13.40	33.17	20.92
Net Assets, end of period ($ x 1,000)	16	1	34	55	70

a Based on average shares outstanding.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Short-Intermediate Municipal Bond Fund (the “fund”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), is a non-diversified open-end management investment company. The fund’s investment objective is to seek to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

The fund’s Board of Trustees (the “Board”) approved, effective December 31, 2019 (the “Effective Date”), the termination of the fund’s authorized Class T shares. Prior to the Effective Date, the fund did not offer such Class T shares for purchase.

Effective June 3, 2019, the fund changed its name from Dreyfus Short-Intermediate Municipal Bond Fund to BNY Mellon Short-Intermediate Municipal Bond Fund and reclassified the fund as a standalone fund. In addition, The Dreyfus Corporation, the fund’s investment adviser, changed its name to “BNY Mellon Investment Adviser, Inc.” MBSC Securities Corporation, the fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., the fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.”

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class D, Class I and Class Y. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class D shares are sold at net asset value per share directly by the Adviser and through certain banks and fund supermarkets, and as a part of certain wrap-fee programs. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the

FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

As of March 31, 2020, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 76 Class Y shares of the fund.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Debt investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general oversight of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2020 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Municipal Securities	–	279,289,765	–	279,289,765

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(d) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by

NOTES TO FINANCIAL STATEMENTS (continued)

capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2020, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended March 31, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At March 31, 2020, the components of accumulated earnings on a tax basis were as follows: undistributed tax-exempt income $268,913, accumulated capital losses $1,065,930 and unrealized appreciation $436,202.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to March 31, 2020. The fund has $280,627 of short-term capital losses and $785,303 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended March 31, 2020 and March 31, 2019 were as follows: tax-exempt income $3,969,410 and $4,369,950, respectively.

(f) New Accounting Pronouncements: Effective June 1, 2019, the fund adopted Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date.

Also effective June 1, 2019, the fund adopted Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure

Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that modifies certain disclosure requirements for fair value measurements. The adoption of ASU 2017-08 and ASU 2018-13 had no impact on the operations of the fund for the period ended March 31, 2020.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $927 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), a subsidiary of BNY Mellon and an affiliate of the Adviser, each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $747 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $180 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to March 11, 2020, the Citibank Credit Facility was $1.030 billion with Tranche A available in an amount equal to $830 million and Tranche B available in an amount equal to $200 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended March 31, 2020, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .30% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from April 1, 2019 through August 1, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of its classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .39% of the value of the fund’s average daily net assets. On or after August 1, 2020, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $152,780 during the period ended March 31, 2020.

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended March 31, 2020, the Distributor retained $788 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Service Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class D shares pay the Distributor for distributing its shares at an annual rate of .10% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of shares owned by shareholders with whom the Service Agent has a servicing relationship or for whom the Service Agent is the dealer or holder of record and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. Pursuant to the Plan, Class D shares bear (i) the costs of preparing, printing and distributing prospectuses and statements of additional information used other than for regulatory purposes or distribution to existing shareholders, and (ii) the costs associated with implementing and operating the Plan (such as costs of printing and mailing service agreements), the aggregate of such amounts not to exceed in any fiscal year of the fund the greater of $100,000 or .005% of the value of its average daily net assets for any full fiscal year. During the period ended March 31, 2020, Class D shares were charged $188,276 pursuant to the Service Plan.

(c) Under the Shareholder Services Plan, Class A shares pay the Distributor at an annual rate of .25% of the value of its average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2020, Class A shares were charged $52,756, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended March 31, 2020, the fund was charged $37,826 for transfer agency services These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended March 31, 2020, the fund was charged $9,190 pursuant to the custody agreement. These fees were offset by earnings credits of $9,190.

The fund compensates The Bank of New York Mellon under a shareholder redemption draft processing agreement for providing certain services related to the fund’s check writing privilege. During the period ended March 31, 2020, the fund was charged $2,202 pursuant to the agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended March 31, 2020, the fund was charged $12,689 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $70,900, Service Plan fees of $15,687, Shareholder Services Plan fees of $6,156, custodian fees of $3,323, Chief Compliance Officer fees of $3,329 and transfer agency fees of $6,601, which are offset against expense reimbursement currently in effect in the amount of $11,380.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2020, amounted to $129,495,789 and $133,192,750, respectively.

At March 31, 2020, the cost of investments for federal income tax purposes was $278,853,563; accordingly, accumulated net unrealized appreciation on investments was $436,202, consisting of $1,782,165 gross unrealized appreciation and $1,345,963 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of BNY Mellon Short-Intermediate Municipal Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Short-Intermediate Municipal Bond Fund (the “Fund”) (the sole fund constituting Dreyfus Premier Short-Intermediate Municipal Bond Fund), including the statement of investments, as of March 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (the sole fund constituting Dreyfus Premier Short-Intermediate Municipal Bond Fund) at March 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, , in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
May 21, 2020

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during the fiscal year ended March 31, 2020 as “exempt-interest dividends” (not generally subject to regular federal income tax). Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2020 calendar year on Form 1099-DIV which will be mailed in early 2021.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (76)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 118

———————

Francine J. Bovich (68)

Board Member (2015)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 69

———————

J. Charles Cardona (64)

Board Member (2014)

Principal Occupation During Past 5 Years:

• President of the Adviser (2008-2016)

• Chief Executive Officer of Dreyfus Cash Investment Strategies, a division of the Adviser (2009-2016)

• Chairman (2013-2016) and Executive Vice President (1997-2013) of the Distributor

Other Public Company Board Memberships During Past 5 Years:

• BNY Mellon ETF Trust, Chairman and Director (2020-Present)

• BNY Mellon Liquidity Funds, Chairman and Director (2019-Present)

No. of Portfolios for which Board Member Serves: 33

———————

Gordon J. Davis (78)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-Present)

No. of Portfolios for which Board Member Serves: 53

———————

Andrew J. Donohue (69)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Of Counsel, Shearman & Sterling LLP (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

• Managing Director and Investment Company General Counsel of Goldman Sachs (2012-2015)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 55

———————

Isabel P. Dunst (73)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Senior Counsel, Hogan Lovells LLP (2018-2019); Of Counsel (2015-2018); Partner (1990-2015)

No. of Portfolios for which Board Member Serves: 33

———————

Nathan Leventhal (77)

Board Member (2009)

Principal Occupation During Past 5 Years:

• President Emeritus of Lincoln Center for the Performing Arts (2001-Present)

• President of the Palm Beach Opera (2016-Present)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., a public company that designs, sources, markets and distributes watches Director (2003-Present)

No. of Portfolios for which Board Member Serves: 47

———————

Robin A. Melvin (56)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Co-chairman, Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2014-Present); Board member (2013-Present)

No. of Portfolios for which Board Member Serves: 96

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Roslyn M. Watson (70)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 55

———————

Benaree Pratt Wiley (73)

Board Member (2009)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross Blue Shield of Massachusetts, Director (2004-Present)

No. of Portfolios for which Board Member Serves: 75

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

Clifford L. Alexander, Emeritus Board Member
Whitney I. Gerard, Emeritus Board Member
George L. Perry, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since May 2019.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 62 investment companies (comprised of 118 portfolios) managed by the Adviser. She is 48 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since November 2001.

Director-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 61 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank–Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 48 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since May 2019.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 62 investment companies (comprised of 118 portfolios) managed by the Adviser. He is 42 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 53 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 32 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 29 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 44 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 54 years old and has been an employee of the Adviser since October 1990.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since April 2004.

OFFICERS OF THE FUND (Unaudited) (continued)

Amanda Quinn, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 35 years old and has been an employee of the Adviser since June 2019.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 34 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 56 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 53 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 141 portfolios). He is 62 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 56 investment companies (comprised of 134 portfolios) managed by the Adviser. She is 51 years old and has been an employee of the Distributor since 1997.

NOTES

For More Information

BNY Mellon Short-Intermediate Municipal Bond Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DMBAX Class D: DSIBX Class I: DIMIX Class Y: DMYBX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 6219AR0320

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $36,470 in 2019 and $37,494 in 2020.

(b)  Audit-Related Fees.  The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $6,807 in 2019 and $9,875 in 2020. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2019 and $0 in 2020.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,478 in 2019 and $3,177 in 2020. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.  The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2019 and $0 in 2020.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $512 in 2019 and $531 in 2020.  These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2019 and $0 in 2020.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.  The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration.  The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note.  None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees.  The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $438,876 in 2019 and $753,594 in 2020.

Auditor Independence.  The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.           Exhibits.

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Short-Intermediate Municipal Bond Fund

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    May 26, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    May 26, 2020

By:       /s/ James Windels

            James Windels

            Treasurer (Principal Financial Officer)

Date:    May 26, 2020

EXHIBIT INDEX

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)